                                                                    EXHIBIT 99.1

                                    EXHIBIT 1

         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  January 22, 2002              MERCANTILE EQUITY PARTNERS III, L.P., an
                                      Illinois limited partnership, its Managing
                                      Member

                                      By:   Mercantile Equity Partners III,
                                            L.L.C., an Illinois limited
                                            liability company, its General
                                            Partner

                                            By:    /s/ I. Steven Edelson
                                                   -----------------------------
                                            Name:  I. Steven Edelson
                                            Title: Managing Member

                                      MERCANTILE EQUITY PARTNERS III, L.L.C., an
                                      Illinois limited liability company, its
                                      General Partner

                                      By: /s/ I. Steven Edelson
                                          ---------------------------
                                      Name:  I. Steven Edelson
                                      Title: Managing Member

                                      MERCANTILE CAPITAL PARTNERS I, LP, an
                                      Illinois limited partnership

                                      By:   Mercantile Capital Group, LLC, a
                                            Delaware limited liability company,
                                            its general partner

                                            By:    Mercantile Capital Management
                                                   Corp., an Illinois
                                                   corporation, its manager

                                                   By:  /s/ I. Steven Edelson
                                                        ------------------------
                                                        Name:  I. Steven Edelson
                                                        Title: President

                                      MERCANTILE CAPITAL GROUP, LLC, a Delaware limited liability company

                                      By:   Mercantile Capital Management Corp.,
                                            an Illinois corporation, its manager

                                            By:    /s/ I. Steven Edelson
                                                   -----------------------------
                                            Name:  I. Steven Edelson
                                            Title: President

                                      MERCANTILE CAPITAL MANAGEMENT CORP., an
                                      Illinois corporation, its manager

                                      By:    /s/ I. Steven Edelson
                                             ----------------------------
                                      Name:  I. Steven Edelson
                                      Title: President

                            THE EDELSON FAMILY TRUST DATED SEPTEMBER 17, 1997

                            By:    /s/ I. Steven Edelson
                                   -----------------------------
                            Name:  I. Steven Edelson
                            Title: Trustee


                            ASIA INTERNET INVESTMENT GROUP I, LLC, a Delaware limited liability company

                            By: Asia Investing Group, LP, a Delaware limited partnership, its managing member

                                   By:   Asia Investors Group, LLC, a Delaware
                                         limited liability company, its general
                                         partner

                                         By:   Mercantile Asia Investors, LP, a
                                               Delaware limited partnership, its
                                               managing member

                                               By:  Mercantile Asia, LLC, a
                                                    Delaware limited liability
                                                    company, its general partner


                                                    By: /s/ I. Steven Edelson
                                                        ------------------------
                                                    Name:   I. Steven Edelson
                                                    Title:  Managing Member



                            ASIA INVESTING GROUP, LP, a Delaware limited partnership

                            By: Asia Investors Group, LP, a Delaware limited liability company, its general partner

                                   By:   Mercantile Asia Investors, LP, a
                                         Delaware limited partnership, its
                                         managing member

                                         By:   Mercantile Asia, LLC, a Delaware
                                               limited liability company, its
                                               general partner

                                               By:      /s/ I. Steven Edelson
                                                        ------------------------
                                               Name:    I. Steven Edelson
                                               Title:   Managing Member

                                      ASIA INVESTORS GROUP, LLC, a Delaware
                                      limited liability company

                                      By:   Mercantile Asia Investors, LP, a
                                            Delaware limited partnership, its
                                            managing member

                                            By:    Mercantile Asia, LLC, a
                                                   Delaware limited liability
                                                   company, its general partner

                                                   By:    /s/ I. Steven Edelson
                                                          ----------------------
                                                   Name:  I. Steven Edelson
                                                   Title: Managing Member

                                      MERCANTILE ASIA INVESTORS, LP, a Delaware limited partnership

                                      By:   Mercantile Asia, LLC, a Delaware
                                            limited liability company, its
                                            general partner

                                            By:    /s/ I. Steven Edelson
                                                   -------------------------
                                            Name:  I. Steven Edelson
                                            Title: Managing Member

                                      MERCANTILE ASIA, LLC, a Delaware limited liability company

                                      By:    /s/ I. Steven Edelson
                                             ------------------------------
                                      Name:  I. Steven Edelson
                                      Title: Managing Member


                                      /s/ Michael A. Reinsdorf
                                      ----------------------------------------
                                      MICHAEL A. REINSDORF, an Individual


                                      /s/ I. Steven Edelson
                                      ----------------------------------------
                                      I. STEVEN EDELSON, an Individual


                                      /s/ Nathaniel C. A. Kramer
                                      ----------------------------------------
                                      NATHANIEL C. A. KRAMER, an Individual